AGRILINK FOODS, INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

         We refer to the Credit Agreement dated as of September 23, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent, Bank of Montreal Chicago Branch individually and as Syndication Agent and the other lenders from time to time parties thereto as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signature of the Borrower, the Guarantors and the Lenders, the Credit Agreement and the September 23, 1998 Post-Closing Letter between us (the "Post Closing Letter") shall be amended as follows.

     1. Applicable Margins. Clauses (b) and (c) of the definition of the term "Applicable Margin" appearing in Section 1 of the Credit Agreement shall be amended and as so amended shall be restated in their entirety to read as follows:

                    "(b) with respect to the B Loans, the Applicable  Margin for
               LIBOR Portions shall be 3.75% and for the Base Rate Portion shall be 2.75%; and

                    (c) with respect to the C Loans,  the Applicable  Margin for
               LIBOR Portions shall be 4% and for the Base Rate Portion shall be 3%;"

     2. Required Lenders. The definition of the term "Required Lenders" appearing in Section 1 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

               ""Required Lenders" shall mean Lenders which, taken together, hold (i) 66 2/3% or more in aggregate amount of sum of (aa) the Revolving Credit Commitments or, if the Revolving Credit Commitments have terminated or expired, of the Revolving Credit Loans (treating the Swing Loans as though they had been ratably refunded by Revolving Credit Loans) and the credit risk incident to the Letters of Credit, and (ab) the A Loans and (ii) 66 2/3%

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               or more in  aggregate  amount of the sum of the B Loans and the C
               Loans."

     3.  Waivers, Modifications  and  Amendments.  The first sentence of Section
12.13 of the Credit Agreement shall be amended by adding the following phrase immediately after the phrase "or amend this Section 12.13" and without the consent of each Lender affected thereby no such amendment, modification or waiver shall extend the due dates of or amend the amount of any scheduled installment payment due on the Notes or provide for any Interest Period which is longer than six months".

         4. The Post-Closing Letter. Section 5 of Exhibit A to the Post-Closing Letter shall be amended by striking the phrase "Within 60 days of the date of the initial funding under the Credit Agreement" and substituting the phrase "By March 31, 1999" therefor and Section 6 of Exhibit A to the Post-Closing Letter shall be amended by striking the phrase "Within 45 days of the date of the initial funding under the Credit Agreement" and substituting the phrase "By January 31, 1999" therefor.

         Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement and Post-Closing Letter shall stand and remain unchanged and in full force and effect. No reference to this Second Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement or Post-Closing Letter, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement or Post-Closing Letter (as appropriate) as amended hereby. This Second Amendment to Credit Agreement may be executed in counterparts, and by separate parties hereto on separate counterparts each to constitute an original but all but one and the same instrument. This Second Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois

         Dated as of the 9th day of December 1998.

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                 AGRILINK FOODS, INC.

                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------

                 PRO-FAC COOPERATIVE, INC.


                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------


                 LINDEN OAKS CORPORATION
                        By     /s/ Timothy J. Benjamin
                               -------------------------------------------------
                               Its  President
                                    --------------------------------------------

                 KENNEDY ENDEAVORS, INCORPORATED
                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------



 Accepted and agreed to as of the date last above written.

                 HARRIS TRUST AND SAVINGS BANK,
                   individually and as Administrative Agent,
                   Issuing Bank and Swing Lender


                         By    /s/ H. Glen Clarke
                               -------------------------------------------------
                               Its  Vice President
                                    --------------------------------------------
                 BANK OF MONTREAL, individually and as
                   Syndication Agent


                         By    /s/ Michael W. Hedrick
                               -------------------------------------------------
                               Its  Director
                              --------------------------------------------